GOODWILL	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company allocated goodwill acquired in the Obagi Merger to its Obagi Skincare reportable segment and goodwill acquired in the Milk Transaction to its Milk Makeup segment. The fair value of each reporting unit was determined as of the Closing Date as part of the Business Combination (see “Note 4. Business Combinations”). The following table presents changes in goodwill by reportable segment:

(In thousands)	Obagi Skincare	Milk Makeup	Total Goodwill
Balance as of December 31, 2021 and 2020 (Predecessor)	$44,489	—	$44,489
Elimination of Predecessor goodwill	(44,489)	—	(44,489)
Obagi and Milk Business Combinations	268,263	135,072	403,335
Impairment loss	(68,715)	—	(68,715)
Balance as of December 31, 2022 (Successor)	$199,548	$135,072	$334,620
The Company evaluates goodwill for impairment on an annual basis on October 1st and at an interim date if indicators of a potential impairment exist. The goodwill impairment test is conducted at the reporting unit level. The fair value of the Company’s reporting units is determined using a combination of the discounted cash flow method under the income approach and the guideline public company method under the market approach. Fair value estimates result from a complex series of judgments about future events and uncertainties and rely heavily on estimates and assumptions that have been deemed reasonable by management as of the measurement date. Under the discounted cash flow method, fair value is determined by discounting the estimated future cash flows of each reporting unit, which includes the Company’s most recent projected long-term financial forecasts for revenue, earnings, capital expenditures and working capital. The discount rate used is intended to reflect the risks inherent in the future cash flows of the respective reporting unit. Under the guideline public company method, fair value is estimated using market multiples of various financial metrics observed for the reporting unit’s comparable public companies.
The annual impairment test performed for fiscal 2020 and 2021 (Predecessor Period) and fiscal 2022 (Successor Period) did not indicate an impairment of goodwill at the time they were performed. However, subsequent to the Business Combination (see “Note 4. Business Combinations”), the Company concluded that qualitative factors and relevant events and circumstances indicated it was more likely than not that the fair value of the Obagi Skincare reporting segment was less than its carrying amount. This included a decline in financial performance of the Obagi Skincare reporting unit compared to results projected at the time of acquisition, primarily as a result of the subsequent identification of the matters underlying the restatements adjustments, see “Note 2. Restatement and Reclassifications.” Therefore, the Company performed a quantitative goodwill impairment test for the associated reporting unit. As a result, during the Successor Period ended December 31, 2022, the Company recorded a non-cash impairment charge of $68.7 million within the Obagi Skincare reportable segment.